                                                                   EXHIBIT 10.14

                       IRREVOCABLE CONTRIBUTION AGREEMENT

     This IRREVOCABLE CONTRIBUTION AGREEMENT made as of February 18, 2005 (this "Agreement"), by and among:

     (a)  DON GREEN, an individual ("Contributing Member");

     (b)  RICHARD N. SHELL, an individual ("Manager");

     (c) SHELL INVESTORS LLC, a Delaware limited liability company (the "Company");

     (d) VINTAGE WINE TRUST, LP, a Delaware limited partnership (the "Operating Partnership"); and

     (e)  VINTAGE WINE TRUST, INC., a Maryland corporation (the "REIT").

                                    RECITALS:

A. Contributing Member is the owner and holder of all of the membership interests in the Company (the "Membership Interest").

B. The Company is the owner and holder of a Class B Membership Interest in VWP LLC, a Delaware limited liability company ("VWP").

C. Contributing Member desires to contribute the Membership Interest to the Operating Partnership and the Operating Partnership desires to accept such contribution, in each case, in exchange for the Contribution Consideration (as herein defined) as more specifically set forth in this Agreement.

D. Manager is the non-member manager of the Company and desires to assign all of his right, title and interest as non-member manager of the Company to the Operating Partnership.

     NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.   Contribution and Contribution Consideration.

1.1 Contribution by Contributing Member. On the terms hereof and subject to the conditions contained herein, Contributing Member hereby agrees to contribute the Membership Interest to the Operating Partnership and the Operating Partnership desires to accept the contribution of the Membership Interest, in exchange for the Contribution Consideration (the "Contribution").

1.2 Closing Date. The Contribution shall take place contemporaneously with the Rule 144A Offering (as herein defined) (the "Closing Date").

1.3 Assumption of LP Agreement. Effective as of the Closing Date, Contributing Member accepts the issuance of the Contribution OP Units from the Operating Partnership and accepts and adopts the provisions of the LP Agreement and assumes all of the duties and obligations of a Limited Partner (as defined in the LP Agreement) relating to the Contribution OP Units, as of the Closing Date.

1.4  Certain Definitions. As used herein:

     (a) "Contribution Consideration" means (i) an amount equal to One Hundred Twenty-Five Thousand Dollars ($125,000.00), which amount is being paid to Contributing Member to reimburse Contributing Member for capital expenditures incurred within the two period prior to the Contribution within the meaning of Treasury Regulation Section 1.707-4(d), subject to the limitations therein; and (ii) the Contribution OP Units;

     (b) "Contribution OP Units" means an amount equal to Twelve Thousand Five Hundred (12,500) OP Units;

     (c) "FBR" means Friedman, Billings, Ramsey & Co., Inc., a Delaware corporation;

     (d) "LP Agreement" means that certain First Amended and Restated Agreement of Limited Partnership of Vintage Wine Trust, LP to be dated as of the Closing Date; and

     (e) "Rule 144A Offering" means the offering and sale of shares of the Common Shares of the REIT to FBR and the subsequent offering and sale of such shares by FBR in reliance upon Rule 144A and/or Regulation S, in each case as promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and

     (f) "OP Units" means common units of limited partner interest in the Operating Partnership.

1.5  Additional Documents.

     (a) On the date hereof, Contributing Member shall deliver to the Operating Partnership and the REIT a duly completed and executed Form W-9, FIRPTA Affidavit and Accredited Investor Questionnaire, each in the form attached as Exhibit A to this Agreement (this Agreement, the Accredited Investor Questionnaire, Form W-9 and FIRPTA Affidavit collectively referred to as, the "Subscription Documents").

     (b) On the Closing Date, the REIT and Contributing Member shall execute a Registration Rights Agreement substantially in the form of the draft dated the date hereof, with such modifications as the REIT and/or the Operating Partnership deem necessary in their respective sole discretion.

1.6 Assignment by Manager. Manager hereby assigns to the Operating Partnership all of his right, title and interest as non-member manager of the Company and the Operating Partnership hereby accepts such assignment. The Company and the Operating Partnership agree, that immediately following the effectiveness of such assignment, the Operating Partnership shall be the manager the Company.

2. Representations, Warranties and Covenants of Contributing Member. Contributing Member hereby acknowledges, represents and warrants to, and covenants and agrees with the Operating Partnership and the REIT that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

2.1 Approval of LP Agreement. Contributing Member has reviewed and approved the forms of the LP Agreement and the Subscription Documents and Contributing Member consents to any changes to the LP Agreement and the Subscription Documents approved by the REIT.

2.2  Authority; Authorization; Execution and Delivery.

     (a) Contributing Member has full power and authority to enter into the Subscription Documents and to consummate the transactions contemplated by this Agreement.

     (b) The execution and delivery of the Subscription Documents by Contributing Member and the consummation by Contributing Member of the transactions contemplated by the Subscription Documents have been duly authorized by all necessary action on the part of Contributing Member and will not constitute or result in a breach or default under, or conflict with or violate, any agreement or other undertaking, to which Contributing Member is a party or by which Contributing Member is bound or with any judgment, decree, statute, order, rule or regulation applicable to Contributing Member or Contributing Member's assets, and, if Contributing Member is not an individual, will not violate any provisions of the organizational or other formation or governing documents of Contributing Member.

     (c) The Subscription Documents have been duly executed and delivered by Contributing Member and constitute valid and legally binding obligations of Contributing Member, enforceable against Contributing Member in accordance with and subject to their respective terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity. The signatures on the Subscription Documents are genuine, and the signatory, if Contributing Member is an individual, has legal competence and capacity to execute the same, or, if Contributing Member is not an individual, the signatory has been duly authorized to execute the same on behalf of Contributing Member.

2.3  Purchase for Investment.

     (a) Contributing Member is acquiring the Contribution OP Units (or shares of Common Stock of the REIT issued to Contributing Member in connection with a Redemption (as defined in the LP Agreement) (such shares of Common Stock, "Redemption Shares")) for Contributing Member's own account (or if Contributing Member is a trustee, for a trust account) for investment only, and not with a view to or for sale in connection with any distribution of all or any part of such Contribution OP Units.

     (b) Contributing Member hereby agrees that Contributing Member shall not, directly or indirectly, transfer all or any part of such Contribution OP Units or Redemption Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Contribution OP Units or Redemption Shares) except in accordance with
          (i) the registration provisions of the Securities Act, and the regulations thereunder or an exemption from such registration provisions; (ii) any applicable state or non-U.S. securities laws;
          (iii) the terms of this Agreement; (iv) the LP Agreement; and (v) the Charter and by-laws of the REIT (as amended from time to time, collectively, the "REIT Organizational Documents"), as applicable.

     (c) Contributing Member understands that (i) Contributing Member must bear the economic risk of an investment in the Contribution OP Units and Redemption Shares for an indefinite period of time because, among other reasons, the transfer of the Contribution OP Units and Redemption Shares have not been registered under the Securities Act and, therefore, the Redemption Shares and Contribution OP Units cannot be sold unless such resale is subsequently registered under the Securities Act or an exemption from such registration is available; and (ii) sales or transfers of the Contribution OP Units and Redemption Shares are further restricted by the provisions of the LP Agreement or the


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

          REIT Organizational Documents, as applicable, and may be restricted by other applicable securities laws. If at any time the Contribution OP Units or Redemption Shares are evidenced by certificates or other documents, each such certificate or other document shall contain a legend stating that (x) the Contribution OP Units or Redemption Shares, as applicable, (1) have not been registered under the Securities Act or the securities laws of any state; (2) have been issued pursuant to a claim of exemption from the registration provisions of the Securities Act and any state securities law which may be applicable; and (3) may not be sold, transferred or assigned without compliance with the registration provisions of the Securities Act and the regulations thereunder and any other applicable state securities laws or compliance with applicable exemptions therefrom; and (y) sale, transfer or assignment of such Contribution OP Units or Redemption Shares, as applicable, is further subject to restrictions contained in the LP Agreement or the REIT Organizational Documents, as applicable, and such Contribution OP Units or Redemption Shares may not be sold, transferred or assigned unless and to the extent permitted by, and in accordance with, the provisions of the LP Agreement or the REIT Organizational Documents, as applicable.

2.4  Information.

     (a) Contributing Member has carefully reviewed this Agreement, that certain Offering Memorandum for the Rule 144A Offering, the forms of the LP Agreement, the Charter and by-laws of the REIT. Contributing Member has been provided an opportunity to ask questions of, and Contributing Member has received answers thereto satisfactory to Contributing Member from the Operating Partnership and the REIT or their respective representatives regarding the terms and conditions of the issuance of the Contribution OP Units, and Contributing Member has obtained all additional information requested by Contributing Member of the Operating Partnership and the REIT and their respective representatives to verify the accuracy of all information furnished to Contributing Member regarding the issuance of the Contribution OP Units.

     (b) Contributing Member is not relying on the Operating Partnership or the REIT or any of their respective subsidiaries, affiliates or any of their respective representatives or agents with respect to any tax or other economic considerations involved in connection with the Contribution Consideration or Redemption Shares.

     (c) Contributing Member has been advised to consult with his or its tax, legal and other advisors regarding the issuance of the Contribution OP Units and its effects, the tax consequences of making and not making a subscription hereunder, and has obtained, in Contributing Member's judgment, sufficient information to evaluate the merits and risks of such subscription and investment.

     (d) Contributing Member has not been furnished with and has not relied on any oral or written representation from any party other than his or its advisors in connection with the issuance of the Contribution OP Units or Redemption Shares that is not contained in this Agreement.

2.5  Economic and Liquidity Risk.

     (a) Contributing Member has such knowledge and experience in financial and business matters such that Contributing Member is capable of evaluating the merits and risks of making an investment in the Contribution OP Units and/or Redemption Shares, and that

          Contributing Member has evaluated the risks of investing in the Contribution OP Units and/or Redemption Shares and has determined that they are a suitable investment for Contributing Member.

     (b) Contributing Member understands that an investment in the Contribution OP Units and/or Redemption Shares is a speculative investment that involves very significant risks and tax uncertainties and that Contributing Member is prepared to bear all of the economic, tax and other risks of an investment in the Contribution OP Units or Redemption Shares for an indefinite period of time, and is able to withstand a total loss of Contributing Member's investment in the Contribution OP Units or Redemption Shares.

     (c) Contributing Member has adequate net worth and no need for liquidity in his investment in the Contribution OP Units or Redemption Shares.

2.6 Eligibility; Accredited Investor Status. Contributing Member is an "accredited investor" as defined in Regulation D under the Securities Act. Contributing Member has, in connection with the execution of this Agreement delivered to the Operating Partnership and Accredited Investor Questionnaire and will, upon request, execute, deliver and/or provide any additional documents deemed by the Operating Partnership or the REIT to be necessary or desirable to confirm the status of Contributing Member as an "accredited investor."

2.7  Ownership of the Membership Interest.

     (a) Contributing Member has good and marketable title to the Membership Interest, free and clear of all pledges, claims, liens, restrictions, charges, encumbrances, security interests, conditional sales agreements and other obligations of any kind or nature. Contributing Member shall not sell, convey, assign or otherwise transfer all or any portion of the Membership Interest prior to the Closing Date.

     (b) Contributing Member is not and will not be (i) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, (ii) a "plan" within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (iii) any person or entity whose assets include or are deemed to include the assets of any such "employee benefit plan" or "plan" by reason of
          Section 2510.3-101 of the Regulations of the U.S. Department of Labor or otherwise. Contributing Member will, upon request, execute, deliver and/or provide any additional documents deemed by the Operating Partnership or the REIT to be necessary or desirable to confirm the foregoing.

2.8  Intentionally Omitted.

2.9 Status as Non-Foreign Person. Contributing Member is not a foreign person and is not owned directly or indirectly, in whole or in part, by a foreign person as determined for purposes of Section 1445 of the Code, and the regulations promulgated thereunder.

2.10 Continuing Efforts. Subject to the terms and conditions herein provided, Contributing Member covenants and agrees to use its best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

2.11 No Brokers or Finders. Contributing Member has not entered into any agreement and is not otherwise liable or responsible to pay any brokers' or finders' fees or expenses to any person or corporation, partnership, limited liability company, business trust or other entity (an "Entity") with respect to this Agreement or the transactions contemplated hereby.

2.12 Tax Matters. To the best of the knowledge of Contributing Member:

     (a) the Company has filed within the time periods (including any extensions of such time periods filed by the Company) and in the manner prescribed by law all federal, state, and local tax returns and reports;

     (b) all tax returns and reports filed by the Company are true and correct in all material respects;

     (c) the Company has paid in full all material taxes of whatever kind or nature to be paid by the Company for the periods covered by such returns (unless an extension of such periods has been properly filed for such returns);

     (d) the Company has no material tax deficiency or claim outstanding, assessed, threatened, or proposed against it;

     (e) there are no material tax liens, whether imposed by the United States, any state, local, or other taxing authority, outstanding against the Company or any of its assets, and

     (f) the federal, state, and local tax returns of the Company are not currently under audit, nor has the Company received any notice of any federal, state, or local audit.

2.13 The Company. As of the date hereof, (a) the sole asset of the Company is its Class B Membership Interest in VWP; and (b) the Company has no liabilities.

3. Representations, Warranties and Covenants of the Operating Partnership. The Operating Partnership hereby acknowledges, represents and warrants to, and covenants and agrees with, Contributing Member that (and each representation and warranty set forth below shall be deemed remade as of the Closing Date):

3.1  Authority; Authorization; Execution and Delivery.

     (a) The Operating Partnership has full power and authority to enter into this Agreement and to consummate the transactions contemplated herein.

     (b) The execution and delivery of this Agreement and the consummation by the Operating Partnership of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Operating Partnership.

     (c) This Agreement has been duly executed and delivered by the Operating Partnership and constitutes the valid and legally binding obligations of the Operating Partnership, enforceable against the Operating Partnership in accordance with and subject to its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws relating to creditors' rights and general principles of equity.

3.2 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided, the Operating Partnership covenants and agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper and/or appropriate to consummate and make effective the transactions contemplated by this Agreement.

4. Survival. The representations, warranties, covenants and agreements contained in this Agreement and the Accredited Investor Questionnaire shall survive the consummation of the transactions contemplated herein.

5. Conditions to Consummation by the Operating Partnership. The obligations of the Operating Partnership to consummate the Contribution are subject to the fulfillment of the conditions set forth in this Article 5, any one or more of which may be waived by the Operating Partnership:

5.1 Representations, Warranties and Covenants. The representations and warranties of Contributing Member contained in this Agreement shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated herein to be made as of a specified date. Contributing Member shall have performed in all material respects all obligations required to be performed by him or it under this Agreement at or prior to the Closing Date.

5.2 Closing Documents. Contributing Member shall have duly executed and delivered to the Operating Partnership on or prior to the Closing Date all documents that are reasonably requested by the Operating Partnership to effectuate the transactions contemplated hereby, including but not limited to the Subscription Documents.

6. Conditions to Consummation by Contributing Member. The obligations of Contributing Member to consummate the Contribution and receive the Contribution Consideration pursuant to this Agreement are subject to the fulfillment of the following conditions(which may be waived by him or it):

6.1 Representations, Warranties and Covenants. The representations and warranties of the Operating Partnership contained herein shall be true, correct and complete in all material respects on and as of the Closing Date with the same force and effect as though made on and as of such date unless expressly stated therein to be made as of a specified date. The Operating Partnership shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date.

7.   Indemnity.

7.1 Manager and Contributing Member hereby agree to indemnify and defend the Operating Partnership and the REIT and their respective direct and indirect partners, members, shareholders, officers, directors and affiliates (each, an "Indemnified Party") against and to hold them harmless from any and all damage, loss, liability and expense incurred or suffered by any Indemnified Party arising out of or based upon the inaccuracy of any representation or warranty or breach of any covenant or agreement made or to be performed by Contributing Member pursuant to the Subscription Documents.

7.2 The Operating Partnership hereby agrees to indemnify and defend the Contributing Member against any and all damage, loss, liability and expense incurred or suffered by it or him out of or based upon the inaccuracy of any representation or warranty or breach of any agreement made or to be performed by the Operating Partnership pursuant to this Agreement.


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

8. Power of Attorney; Amendments to Operating Agreement and LP Agreement. By executing this Agreement, Contributing Member hereby irrevocably constitutes and appoints the Operating Partnership (or a substitute appointed by the Operating Partnership) as his or its attorney-in-fact and agent with full power of substitution to take any and all actions and execute the LP Agreement, the Registration Rights Agreement and any other document and agreement relating to the Contribution Consideration or this Agreement, on Contributing Member's behalf and in Contributing Member's name, as the Operating Partnership may deem necessary or desirable.

9. Termination. This Agreement shall terminate automatically if the Closing Date has not occurred within two years after the date of this Agreement.

10. Section 721(a) Exchange. The Contribution in exchange for the Contribution Consideration is intended to be governed by Section 721(a) of the Code to the maximum extent possible, and Contributing Member and the Operating Partnership hereby consent to such treatment. The cash consideration being paid to Contributing Member is intended to reimburse Contributing Member for capital expenditures incurred within the two-year period prior to the Contribution within the meaning of Treasury Regulation Section 1.707-4(d), subject to the limitations therein.

11.  General Provisions.

11.1 Modification. Neither this Agreement nor any provisions hereof shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought; provided that Contributing Member hereby agrees to future modifications of this Agreement as may be reasonably proposed by the Operating Partnership or the REIT, provided that such modifications do not have any negative impact on the tax position of Contributing Member.

11.2 Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or mailed (first class postage prepaid) to the parties at the following addresses:

          If to Contributing Member:        Don Green
                                            20 Avondale Road
                                            Toronto, Ontario M4W 2R6
                                            Canada

          If to Manager:                    Richard N. Shell
                                            c/o Vintage Wine Trust
                                            1101 Fifth Avenue, Suite 310
                                            San Rafael, California 94901

          If to the Company:                Shell Investors LLC
                                            c/o Richard N. Shell
                                            Vintage Wine Trust
                                            1101 Fifth Avenue, Suite 310
                                            San Rafael, California 94901

          If to the Operating Partnership   Insert applicable addressee:
          or the REIT:                      [Vintage Wine Trust, LP]
                                            [Vintage Wine Trust]
                                            1101 Fifth Avenue, Suite 310
                                            San Rafael, California 94901


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

                                            with a copy to:

                                            Clifford Chance US LLP
                                            31 West 52nd Street
                                            New York, New York 10019
                                            Attention: Jay L. Bernstein, Esq.
                                            Facsimile: 212-878-8375

     All such notices, requests and other communications will (a) if delivered personally to the applicable addressees as provided in this Section 11.2, be deemed given upon delivery; and (b) if delivered by mail to the applicable addressees as provided in this Section 11.2, be deemed given upon receipt or refusal (in each case regardless of whether such notice, request or other communication is received by any other Entity or person to whom a copy of such notice is to be delivered pursuant to this Section 11.2). Any party from time to time may change its address or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto in accordance with this
     Section 11.2.

11.3 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If Contributing Member is itself more than one person, the obligations of such persons shall be joint and several and the acknowledgements, representations, warranties, covenants and agreements herein contained shall be deemed to be made by and be binding upon each such person and his or her heirs, executors, administrators, successors, legal representatives and permitted assigns.

11.4 Entire Agreement. The Subscription Documents and the documents referred to therein contain the entire agreement of the parties with respect to the Contribution and the subscription by Contributing Member of the Contribution OP Units, and there are no representations, warranties, covenants or other agreements except as stated or referred to herein or therein.

11.5 Ambiguity. The parties hereto agree that any ambiguity with respect to the Contribution or the rights or obligations of the parties under this Agreement shall be resolved by the Board of Directors of the REIT, which resolution shall be binding on the parties.

11.6 Assignability. This Agreement is not transferable or assignable by any party hereto. This Agreement shall be for the benefit of the parties hereto.

11.7 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

11.8 Counterparts. This Agreement may be executed by facsimile signature and through the use of separate signature pages or in counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

11.9 Further Assurances. Contributing Member will, from time to time, execute and deliver to the Operating Partnership and/or the REIT all such other and further instruments and documents and take or cause to be taken all such other and further action as the Operating Partnership and/or the REIT may reasonably request in order to effect the transactions contemplated by this Agreement. Without limiting the foregoing, the Operating Partnership or the REIT may request from Contributing Member such additional information as it may deem necessary to evaluate the eligibility of Contributing Member to acquire the Contribution OP Units, and may request from


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

     time to time such information as it may deem necessary to determine the eligibility of Contributing Member to hold the Contribution OP Units or Redemption Shares or to enable the Operating Partnership or the REIT to determine Contributing Member's compliance with applicable regulatory requirements or tax status, and Contributing Member shall provide such information as may reasonably be requested.

11.10 Severability. If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. Upon the determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect their original intent as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

11.11 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement.

11.12 Expenses. Each of the parties hereto agrees to pay the expenses incurred by it in connection with the negotiation, preparation, review, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, including the fees and expenses of counsel to such party.

         [The remainder of this page has been intentionally left blank.]


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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

CONTRIBUTING MEMBER:                    COMPANY:

                                        SHELL INVESTORS LLC,
                                        a Delaware limited liability company


/s/ Don Green                           By: /s/ Richard N. Shell
-------------------------------------       ------------------------------------
Don Green                               Name: Richard N. Shell
                                        Title: Manager


THE OPERATING PARTNERSHIP:              THE REIT:

VINTAGE WINE TRUST, LP,                 VINTAGE WINE TRUST,
a Delaware limited partnership          a Maryland real estate investment trust

By: Vintage Wine Business Trust I,
    a Maryland business trust and its   By: /s/ Richard N. Shell
    general partner                         ------------------------------------
                                        Name: Richard N. Shell
                                        Title: Chief Operating Officer

By: /s/ Richard N. Shell
    ---------------------------------
Name: Richard N. Shell
Title: Secretary


MANAGER:                                CONSENTED TO:

                                        CIATTI SHELL LLC,
                                        a Delaware limited liability company


/s/ Richard N. Shell                    By: /s/ Richard N. Shell
-------------------------------------       ------------------------------------
Richard N. Shell                        Name: Richard N. Shell
                                        Title: Manager


                                        By: /s/ Joseph W. Ciatti
                                            ------------------------------------
                                        Name: Joseph W. Ciatti
                                        Title: Manager


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